                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  May 13, 1998




                        PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Arizona                     1-13704                    86-0498857
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)



                            2030 East Speedway Blvd.
                              Tucson, Arizona 85719
               (Address of principal executive offices)(Zip Code)


                                 (520) 320-1000
              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

On April 29, 1998, the Registrant engaged Arthur Andersen LLP as its principal accountant to audit the Registrant's financing statements, commencing with its fiscal year ended March 31, 1998.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: May 13, 1998                  By:  /s/James M. Heim
                                          --------------------------------------
                                          James M. Heim
                                          President and Chief Executive Officer